FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Benjamin Spicehandler/Columbia Clancy
FGS Global
212-687-8080
Abi Genis
FGS Global - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000
DOUGLAS ELLIMAN INC. REPORTS SECOND QUARTER 2022 FINANCIAL RESULTS
Company Achieves Record Revenues in the First Half of 2022

Second Quarter 2022 Highlights:
•Delivered the second-highest quarterly revenue total in history in the second quarter of 2022, despite a challenging macroeconomic environment
•Consolidated revenues of $364.4 million, a decline of 7.0% or $27.6 million compared to the prior year period
◦For the second quarter of 2022, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $13.6 billion, compared to approximately $15.1 billion for the second quarter of 2021.
◦For the second quarter of 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.7 million.
•Consolidated operating income of $14.6 million and real estate brokerage segment operating income of $21.6 million compared to $43.2 million and $43.2 million, respectively, in the prior year period
•Net income attributed to Douglas Elliman of $10.2 million, or $0.13 per diluted common share, compared to net income of $39.5 million, or $0.51 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman of $19.2 million compared to $45.3 million in the prior year period, reflecting stand-alone public company expenses
•Adjusted EBITDA attributed to real estate brokerage segment of $24.4 million compared to $45.3 million in the prior year period

Year-to-Date 2022 Highlights:
•Reported record revenues for the first half of 2022
•Consolidated revenues of $673.3 million, an increase of 1.3% or $8.5 million compared to the prior year period
◦For the six months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $25.3 billion, compared to approximately $25.3 billion for the six months ended June 30, 2021.
◦For the six months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.7 million.
•Consolidated operating income of $22.5 million and real estate brokerage segment operating income of $36.1 million compared to $57.4 million and $57.4 million, respectively, in the prior year period
•Net income attributed to Douglas Elliman of $16.8 million, or $0.21 per diluted common share, compared to net income of $53.4 million, or $0.69 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman of $31.9 million compared to $61.6 million in the prior year period, reflecting stand-alone public company expenses
•Adjusted EBITDA attributed to real estate brokerage segment of $42.1 million compared to $61.6 million in the prior year period
Last Twelve Months Ended June 30, 2022 Highlights:
•Consolidated revenues of $1.4 billion
◦For the last twelve months ended June 30, 2022 and the year ended December 31, 2021, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $51.2 billion and $51.2 billion, respectively.
◦For the last twelve months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.6 million.
•Consolidated operating income of $67.2 million and real estate brokerage segment operating income of $80.8 million
•Net income attributed to Douglas Elliman of $62.2 million
•Adjusted EBITDA attributed to Douglas Elliman of $81.0 million
•Adjusted EBITDA attributed to real estate brokerage segment of $91.2 million
MIAMI, FL, August 5, 2022 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three and six months ended June 30, 2022.
“Douglas Elliman delivered the second highest quarterly revenue total in our company’s history this past quarter—and achieved a record-setting revenue for the six months ended June 30, 2022,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “We are extremely proud of our team for delivering another successful quarter and we look forward to accelerating our momentum as we capitalize on significant opportunities in the U.S. residential real estate market.”
GAAP Financial Results
Three months ended June 30, 2022. Second quarter 2022 revenues were $364.4 million, compared to revenues of $392.0 million in the second quarter of 2021. The Company recorded operating income of $14.6 million in the second quarter of 2022, compared to operating income of $43.2 million in the second quarter of 2021. Net income attributed to Douglas Elliman for the second quarter of 2022 was $10.2 million, or $0.13 per diluted common share, compared to net income of $39.5 million, or $0.51 per diluted common share, in the second quarter of 2021.
Six months ended June 30, 2022. For the six months ended June 30, 2022, revenues were $673.3 million, compared to revenues of $664.8 million for the six months ended June 30, 2021. The Company recorded operating income of $22.5 million for the six months ended June 30, 2022, compared to operating income of $57.4 million for the six months ended June 30, 2021. Net income attributed to Douglas Elliman for the six months ended June 30, 2022 was $16.8 million, or $0.21 per diluted common share, compared to a net income of $53.4 million, or $0.69 per diluted common share, for the six months ended June 30, 2021.
Non-GAAP Financial Measures
Non-GAAP financial measures include an adjustment for change in fair value of contingent liability (for purposes of Adjusted EBITDA and Adjusted Net Income) and income related to Tax Disaffiliation indemnification (for purposes of Adjusted Net Income, which is included in other, net for Adjusted EBITDA). For purposes of Adjusted EBITDA only, adjustments also include stock-based compensation, equity in earnings (losses) from equity method investments and other, net. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and six months ended June 30, 2022 and 2021 and the last twelve months ended June 30, 2022 are included in Tables 2, 3 and 4.
Three months ended June 30, 2022 compared to the three months ended June 30, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $19.2 million for the second quarter of 2022, compared to $45.3 million for the second quarter of 2021.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $24.4 million for the second quarter of 2022, compared to $45.3 million for the second quarter of 2021.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $9.7 million, or $0.12 per diluted share, for the second quarter of 2022, and $43.1 million, or $0.55 per diluted share, for the second quarter of 2021.
Six months ended June 30, 2022 compared to the six months ended June 30, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $31.9 million for the six months ended June 30, 2022, compared to $61.6 million for the six months ended June 30, 2021.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $42.1 million for the six months ended June 30, 2022, compared to $61.6 million for the six months ended June 30, 2021.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $16.2 million, or $0.20 per diluted share, for the six months ended June 30, 2022, and $57.0 million, or $0.73 per diluted share, for the six months ended June 30, 2021.
Last twelve months ended June 30, 2022
For the last twelve months ended June 30, 2022, revenues were $1.4 billion. The Company recorded operating income of $67.2 million for the last twelve months ended June 30, 2022. Net income attributed to Douglas Elliman for the last twelve months ended June 30, 2022 was $62.2 million.
For the last twelve months ended June 30, 2022, Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $81.0 million. Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $91.2 million for the last twelve months ended June 30, 2022.
Gross Transaction Value
For the three months ended June 30, 2022, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $13.6 billion, compared to approximately $15.1 billion for the three months ended June 30, 2021. For the three months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.7 million.
For the six months ended June 30, 2022, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $25.3 billion compared to approximately $25.3 billion for the six months ended June 30, 2021. For the six months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.7 million.
For the last twelve months ended June 30, 2022 and the year ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $51.2 billion and $51.2 billion, respectively. For the last twelve months ended June 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.6 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $202.1 million at June 30, 2022. This significant liquidity places the Company in a position of strength in the market.

Conference Call to Discuss Second Quarter 2022 Results
As previously announced, the Company will host a conference call and webcast on Friday August 5, 2022 at 7:30 AM (ET) to discuss its second quarter 2022 results. Investors can access the call by dialing 888-330-2506 and entering 46689 as the conference ID number. The call will also be available via live webcast at https://events.q4inc.com/attendee/484294423. Webcast participants should allot extra time to register before the webcast begins.
A replay of the call will be available shortly after the call ends on August 5, 2022 through August 19, 2022. To access the replay, dial 800-770-2030 and enter 466898 as the conference ID number. The archived webcast will also be available at https://events.q4inc.com/attendee/484294423 for one year.
Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, and financial measures for the last twelve months (“LTM”) ended June 30, 2022 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three and six months ended June 30, 2022 and 2021 and the last twelve months ended June 30, 2022.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Colorado, Texas and Nevada. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, www.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at www.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at www.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2021 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Douglas Elliman Inc. also became a full taxpayer after it became a standalone public company on December 30, 2021.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(Unaudited)		(Unaudited)
Revenues:
Commissions and other brokerage income	$348,831	$376,033	$643,940	$635,133
Property management	10,046	9,901	19,245	19,169
Other ancillary services	5,482	6,041	10,074	10,449
Total revenues	364,359	391,975	673,259	664,751

Expenses:
Real estate agent commissions	267,182	283,651	490,604	480,668
Sales and marketing	22,136	19,741	41,442	39,095
Operations and support	19,563	16,999	37,654	34,249
General and administrative	32,875	22,887	65,705	42,194
Technology	5,989	3,417	11,282	6,914
Depreciation and amortization	1,986	2,097	4,065	4,220
Operating income	14,628	43,183	22,507	57,411

Other income (expenses):
Interest income	32	25	71	72
Equity in (losses) earnings from equity-method investments	(114)	75	418	75
Change in fair value of contingent liability	—	(3,596)	—	(3,523)
Investment and other income	1,219	493	1,971	391
Income before provision for income taxes	15,765	40,180	24,967	54,426
Income tax expense	5,546	708	8,463	989

Net income	10,219	39,472	16,504	53,437

Net loss attributed to non-controlling interest	27	—	252	—

Net income attributed to Douglas Elliman Inc.	$10,246	$39,472	$16,756	$53,437

Per basic common share:

Net income applicable to common shares attributed to Douglas Elliman Inc.	$0.13	$0.51	$0.21	$0.69

Per diluted common share:

Net income applicable to common shares attributed to Douglas Elliman Inc.	$0.13	$0.51	$0.21	$0.69

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

Table 2 provides a reconciliation of GAAP to Non-GAAP financial measures. For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Its expenses incurred in its public company operations are reported in the Corporate and Other Segment and the operations of its brokerage businesses are reported in the Real Estate Brokerage Segment.

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2022	2021	2022	2021	2022	2021

Net income attributed to Douglas Elliman Inc.	$62,157	$98,838	$10,246	$39,472	$16,756	$53,437
Interest income	(82)	(83)	(32)	(25)	(71)	(72)
Income tax expense	9,607	2,133	5,546	708	8,463	989
Net loss attributed to non-controlling interest	(438)	(186)	(27)	—	(252)	—
Depreciation and amortization	8,406	8,561	1,986	2,097	4,065	4,220
EBITDA	$79,650	$109,263	$17,719	$42,252	$28,961	$58,574

Equity in (earnings) losses from equity-method investments (a)	(65)	278	114	(75)	(418)	(75)
Change in fair value of contingent liability	(1,876)	1,647	—	3,596	—	3,523
Stock-based compensation expense (b)	5,311	—	2,659	—	5,311	—
Other, net	(2,109)	(529)	(1,219)	(493)	(1,971)	(391)
Adjusted EBITDA	80,911	110,659	19,273	45,280	31,883	61,631
Adjusted EBITDA attributed to non-controlling interest	86	40	(71)	—	46	—
Adjusted EBITDA attributed to Douglas Elliman	$80,997	$110,699	$19,202	$45,280	$31,929	$61,631

Operating income by Segment:
Real estate brokerage	$80,803	$102,098	$21,575	$43,183	$36,116	$57,411
Corporate and other	(13,609)	—	(6,947)	—	(13,609)	—
Total	$67,194	$102,098	$14,628	$43,183	$22,507	$57,411

Real estate brokerage segment
Operating income	$80,803	$102,098	$21,575	$43,183	$36,116	$57,411
Depreciation and amortization	8,406	8,561	1,986	2,097	4,065	4,220
Stock-based compensation	1,859	—	934	—	1,859	—
Adjusted EBITDA	91,068	110,659	24,495	45,280	42,040	61,631
Adjusted EBITDA attributed to non-controlling interest	86	40	(71)	—	46	—
Adjusted EBITDA attributed to Douglas Elliman	$91,154	$110,699	$24,424	$45,280	$42,086	$61,631

Corporate and other segment
Operating loss	$(13,609)	$—	$(6,947)	$—	$(13,609)	$—
Stock-based compensation	3,452	—	1,725	—	3,452	—
Adjusted EBITDA attributed to Douglas Elliman	$(10,157)	$—	$(5,222)	$—	$(10,157)	$—

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation. $934 and $1,859 is attributable to the Real estate brokerage segment for the three and six months ended June 30, 2022, and $1,725 and $3,452 is attributable to the Corporate and other segment for the three and six months ended June 30, 2022.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

Table 3 provides a reconciliation of GAAP to Non-GAAP financial measures. For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Douglas Elliman Inc. also became a full taxpayer after it became a standalone public company on December 30, 2021.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Net income attributed to Douglas Elliman Inc.	$10,246	$39,472	$16,756	$53,437

Change in fair value of contingent liability	—	3,596	—	3,523
Income related to Tax Disaffiliation indemnification	(553)	—	(553)	—
Total adjustments	(553)	3,596	(553)	3,523

Adjusted Net Income attributed to Douglas Elliman Inc.	$9,693	$43,068	$16,203	$56,960

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Douglas Elliman Inc.	$0.12	$0.55	$0.20	$0.73

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2022	2021	2022	2021	2022	2021
Revenues:
Commissions and other brokerage income	$1,301,223	$1,292,416	$348,831	$376,033	$643,940	$635,133
Property management	37,421	37,345	10,046	9,901	19,245	19,169
Other ancillary services	23,002	23,377	5,482	6,041	10,074	10,449
Total revenues	$1,361,646	$1,353,138	$364,359	$391,975	$673,259	$664,751

Gross transaction value (in billions)	$51.2	$51.2	$13.6	$15.1	$25.3	$25.3
Total transactions (absolute)	31,843	32,400	7,789	8,464	15,001	15,558